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                                                          EXHIBIT 10.60

                         AMENDMENT NUMBER 1 TO
               TRANSFER AND ADMINISTRATION AGREEMENT AND
                    RECEIVABLES PURCHASE AGREEMENT


          AMENDMENT NUMBER 1 TO TRANSFER AND ADMINISTRATION AGREEMENT AND RECEIVABLES PURCHASE AGREEMENT (this "Amendment"), dated as of December 30, 1997 among IMC-AGRICO RECEIVABLES COMPANY L.L.C., a Delaware limited liability company as transferor (the "Transferor"), IMC-AGRICO COMPANY, a general partnership formed under the laws of the State of Delaware, individually and as Seller (in such capacity the "Seller") and as collection agent (in such capacity, the "Collection Agent"), and ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company"), amending (i) that certain Transfer and Administration Agreement dated as of June 27, 1997 among the parties hereto (the "Transfer and Administration Agreement") and (ii) that certain Receivables Purchase Agreement dated as of June 27, 1997 between IMC-Agrico Receivables Company L.L.C., as purchaser, and IMC-Agrico Company, as Seller (the "Receivables Purchase Agreement").

          WHEREAS, the Transferor and the Company have agreed to make certain amendments to the Transfer and Administration Agreement and the Transferor and the seller have agreed to make certain amendments to the Receivables Purchase Agreement.

               NOW, THEREFORE, the parties hereby agree as follows:

          SECTION 1. Defined Terms. As used in this Amendment, and except as otherwise provided in this Section 1, capitalized terms shall have the same meanings assigned thereto in the Transfer and Administration Agreement.

          SECTION 2.  Amendments to Receivables Purchase Agreement.

          (a) Sections 5.1(i) and 5.2(g). Sections 5.1(i) and 5.2(g) of the Receivables Purchase Agreement are hereby deleted and each replaced with "[Reserved]".

          (b)  Section 8.1.  Clause (ii) of Section 8.1 of the
Receivables Purchase Agreement is hereby deleted and replaced with "[Reserved]".

          SECTION 3.  Amendments to Transfer and Administration
Agreement.

          (a)  Section 5.1.  Section 5.1 of the Transfer and
Administration Agreement is hereby amended as follows:

               (i) Section 5.1(a)(i)(B) is hereby deleted and replaced with "[Reserved]".



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               (ii)  Section 5.1(a)(ii) is hereby amended to delete any
               reference therein to
                    the Transferor and the Operating Manager.

               (iii) Sections 5.1(j), (k), (1) and (m) are hereby deleted and each replaced with "[Reserved]".

          (b)  Section 9.11.  Section 9.11 of the Transfer and
Administration Agreement is hereby deleted and replaced with the following:

               "SECTION 9.11. Characterization of the Transactions Contemplated by the Agreement. The Transferor hereby grants to the Company a first priority perfected security interest in all of the Transferor's right, title and interest in, to and under the Receivables, together with Related Security, Collections and Proceeds with respect thereto and agrees that this Agreement shall constitute a security agreement under applicable law."

          SECTION 4. Condition Precedent. It shall be a condition precedent to the effectiveness of this Amendment that an amendment fee in the amount of $15,000 shall be paid by or on behalf of the Transferor to NationsBank, N.A., as Administrative Agent.

          SECTION 5. Representations and Warranties. The Transferor hereby makes to the Company, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Transfer and Administration Agreement, except to the extent that any such representation or warranty specifically refers to an earlier date. In addition, the Collection Agent hereby makes to the Company, on the date hereof, all the representations and warranties set forth in Section 3.2 of the Transfer and Administration Agreement, except to the extent that any such representation or warranty specifically refers to an earlier date.

          SECTION 6. Limited Scope. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Company, the Transferor, the Collection Agent, IMC Agrico Company, the Seller, the Administrative Agent or the Collateral Agent under the Transfer and Administration Agreement.

          SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining
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provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9. Ratification. Except as expressly affected by the provisions hereof, the Transfer and Administration Agreement and the Receivables Purchase Agreement as amended shall remain in full force and effect in accordance with their terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Transfer and Administration Agreement and the Receivables Purchase Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Transfer and Administration Agreement or the Receivables Purchase Agreement, as applicable, as amended by this Amendment.

     [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 1 as of the date first written above.


                         ENTERPRISE FUNDING CORPORATION,
                            as Company


                         By:
                              Name:
                              Title:


                         IMC-AGRICO RECEIVABLES COMPANY
                            L.L.C.
                            as Transferor

                         By: IMC AGRICO COMPANY,
                            its operating manager


                         By: IMC AGRICO MP, INC.,
                            its managing partner


                         By:
                              Name:
                              Title:


                         IMC-AGRICO COMPANY,
                            as Collection Agent

                         By: IMC-AGRICO MP, INC.,
                            its managing partner


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                         By:
                              Name:
                              Title:

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 1 as of the date first written above.


                         ENTERPRISE FUNDING CORPORATION,
                            as Company


                         By:
                              Name:
                              Title:


                         IMC-AGRICO RECEIVABLES COMPANY
                            L.L.C.
                            as Transferor

                         By: IMC AGRICO COMPANY,
                            its operating manager


                         By: IMC AGRICO MP, INC.,
                            its managing partner


                         By:
                              Name:
                              Title:


                         IMC-AGRICO COMPANY,
                            as Collection Agent

                         By: IMC-AGRICO MP, INC.,
                            its managing partner


                         By:
                              Name:
                              Title: